SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                         DWS Enhanced S&P 500 Index Fund


The fund's Board recently approved a recommendation by Deutsche Investment Management Americas Inc. ("DIMA"), the fund's investment advisor, that the fund and DIMA enter into a new investment advisory and unitary fee agreement (the "New Agreement") with respect to the fund. The New Agreement will be submitted for approval by shareholders at a Shareholder Meeting to be held in the fourth quarter of 2008. Prior to the shareholder meeting, shareholders of record on the record date for the meeting will receive (i) a Proxy Statement describing in detail the proposed New Agreement and the Board's considerations in recommending that shareholders approve the New Agreement, and (ii) a proxy card and instructions on how to submit a vote.

If the New Agreement is approved by shareholders, it will become effective on or about January 1, 2009, at which time the following changes would be implemented:
(1) Northern Trust Investments, N.A. will no longer serve as a subadvisor to the fund; (2) DIMA will manage the fund's portfolio using a passive Standard & Poor's 500 Index strategy and will seek to enhance returns by employing a global tactical asset allocation overlay strategy; (3) the fund will adopt a new fee and expense structure, incorporating a unitary fee (with a performance component) which will cover most of the fund's day-to-day expenses; and (4) the fund will be renamed DWS S&P 500 Plus Fund.

If the New Agreement is not approved by shareholders, then the fund will continue to operate as it does currently. The Board will take such action, if any, as it considers to be in the best interests of the fund.




               Please Retain This Supplement for Future Reference


July 18, 2008
DESP500IF-3600


                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group